Exhibit 99.1

                         THE SOUTH FINANCIAL GROUP, INC.
                     Certificate of Chief Executive Officer

         This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

         The undersigned is the chief executive officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

         This Certificate is provided with respect to TSFG's quarterly report on Form 10-Q for the three months ended March 31, 2003 (the "Periodic Report").

         The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

         This Certificate is provided as of May 8, 2003.


                                        /s/Mack I. Whittle, Jr.
                                        --------------------------------------
                                        Mack I. Whittle, Jr.
                                        Chief Executive Officer
                                        The South Financial Group, Inc.



                         THE SOUTH FINANCIAL GROUP, INC.
                   Certificate of Principal Financial Officer

         This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

         The undersigned is the principal financial officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

         This Certificate is provided with respect to TSFG's quarterly report on Form 10-Q for the three months ended March 31, 2003 (the "Periodic Report").

         The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

         This Certificate is provided as of May 8, 2003.


                                         /s/William S. Hummers III
                                         ---------------------------------
                                         William S. Hummers III
                                         Principal Financial Officer
                                         The South Financial Group, Inc.